                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 5, 2002
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                             0-17288                75-2193593
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission            (IRS Employer of
Incorporation)                      File Number)           Identification No.)

         5847 San Felipe, Suite 900, Houston, TX                77057
         -----------------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On  February  5,  2002,  Tidel  Technologies,  Inc.  issued  a press release, set forth as Exhibit 99.1 to this Current Report, announcing that James
T. Rash,  its  Chairman,  CEO and CFO, has taken a leave of absence for personal health  reasons.  The Board of Directors has appointed Mark K. Levenick,  COO of
Tidel, to the position of Interim CEO.

           Item 7.      Financial Statements and Exhibits.
                        ---------------------------------

            (c)     Exhibits

                    Exhibit No.  Exhibits

                    99.1         Press Release of Tidel Technologies, Inc. dated
                                 February 5, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Tidel Technologies, Inc.

Dated: February 5, 2002                         By: /s/ Leonard Carr
                                                    ---------------------------
                                                Name:  Leonard Carr
                                                Title: Senior Vice President